Exhibit 99.2

 F5 to Acquire Volterra  January 7, 2021  All rights reserved. F5, F5 Networks, and the F5 logo are trademarks of F5 Networks, Inc. in the U.S. and in certain other countries. Other F5 trademarks are identified at F5.com. Any other products, services, or company names referenced herein may be trademarks of their respective owners with no endorsement or affiliation, express or implied, claimed by F5.

 Forward-looking statements  This presentation and accompanying remarks contain forward-looking statements including, among other things, statements regarding the completion and timing of the Volterra acquisition, continuing strength and momentum of F5’s and Volterra’s business, past and future financial performance including revenue and operating targets, sequential growth, preliminary and projected revenue information including revenue, earnings and earnings per share ranges share repurchases and programs, demand for application delivery networking, application delivery services, security, SaaS, edge services and software products, expectations regarding future services and products, expectations regarding future customers, markets and the benefits of products, and other statements that are not historical facts and which are forward-looking statements. These forward-looking statements are subject to the safe harbor provisions created by the Private Securities Litigation Reform Act of 1995. Actual results could differ materially from those projected in the forward-looking statements as a result of certain risk factors. Such forward-looking statements involve risks and uncertainties, as well as assumptions and other factors that, if they do not fully materialize or prove correct, could cause the actual results, performance or achievements of the company, or industry results, to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, but are not limited to: customer acceptance  of Volterra and F5 offerings; potential disruptions to F5’s business and distraction of management as F5 integrates Volterra’s business, team, and technology; F5’s ability to successfully integrate Volterra’s products with F5 technologies; the ability of F5’s sales professionals and distribution partners to sell Volterra’s product and service offerings; the completion of F5’s review and audit of its first quarter financial results, condition and cash flows, including finalization of the related financial information and guidance; the timely development, introduction and acceptance of additional new products and features by F5 or its competitors; competitive factors, including but not limited to pricing pressures, industry consolidation, entry of new competitors into F5’s markets, and new product and marketing initiatives by our competitors; increased sales discounts; the business impact of the acquisition of Volterra and potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the acquisition; uncertainties as to the timing, including receipt of applicable regulatory approvals, of the Volterra transaction; uncertain global economic conditions which may result in reduced customer demand for our products and services and changes in customer payment patterns; global economic conditions and uncertainties in the geopolitical environment; overall information technology spending; litigation involving patents, intellectual property, shareholder and other matters, and governmental investigations; natural catastrophic events; a pandemic or epidemic; F5’s ability to sustain, develop and effectively utilize distribution relationships; F5’s ability to attract, train and retain qualified product development, marketing, sales, professional services and customer support personnel; F5’s ability to expand in international markets; the unpredictability of F5’s sales cycle; the ability of F5 to execute on its share repurchase program including the timing of any repurchases; future prices of F5’s common stock; and other risks and uncertainties described more fully in our documents filed with or furnished to the Securities and Exchange Commission, including our most recent reports on Form 10-K and Form 10-Q and current reports on Form 8-K and other documents that we may file or furnish from time to time, which could cause actual results to vary from expectations. The financial information contained in this release should be read in conjunction with the consolidated financial statements and notes thereto included in F5’s most recent reports on Forms 10-Q and 10-K as each may be amended from time to time. All forward-looking statements in this press release are based on information available as of the date hereof and qualified in their entirety by this cautionary statement. F5 assumes no obligation to revise or update these forward-looking statements.

 Use of non-GAAP  Unless otherwise indicated in the presentation, all financial measures are presented on a non-GAAP basis. Available GAAP measures are being provided in the attached reconciliation table for comparison. All forward-looking non-GAAP measures included in the outlook exclude estimates for amortization of intangible assets, share-based compensation expenses, significant effects of tax legislation and judicial or administrative interpretation of tax regulations, including the impact of income tax reform, non-recurring income tax adjustments, valuation allowance on deferred tax assets, and the income tax effect of non-GAAP exclusions, and do not include the impact of any future acquisitions or divestitures, acquisition-related charges and write-downs, restructuring charges, facility exit costs, or other non-recurring charges that may occur in the period. F5 is unable to provide a reconciliation of non-GAAP earnings guidance measures to corresponding U.S. generally accepted accounting principles or GAAP measures on a forward-looking basis without unreasonable effort due to the overall high variability and low visibility of most of the foregoing items that have been excluded. Material changes to any one of these items could have a significant effect on our guidance and future GAAP results. Certain exclusions, such as amortization of intangible assets and share-based compensation expenses, are generally incurred each quarter, but the amounts have historically varied and may continue to vary significantly from quarter to quarter.F5’s management evaluates and makes operating decisions using various operating measures. These measures are generally based on the revenues of its products, services operations, and certain costs of those operations, such as cost of revenues, research and development, sales and marketing and general and administrative expenses. One such measure is GAAP net income excluding, as applicable, stock-based compensation, amortization of purchased intangible assets, acquisition-related charges, net of taxes, restructuring charges, facility-exit costs, significant litigation and other contingencies and certain non-recurring tax expenses and benefits, which is a non-GAAP financial measure under Section 101 of Regulation G under the Securities Exchange Act of 1934, as amended. This measure of non-GAAP net income is adjusted by the amount of additional taxes or tax benefit that the company would accrue if it used non-GAAP results instead of GAAP results to calculate the company’s tax liability. Management believes that non-GAAP net income per share provides useful supplemental information to management and investors regarding the performance of the company’s core business operations and facilitates comparisons to the company’s historical operating results. Although F5’s management finds this non-GAAP measure to be useful in evaluating the performance of the core business, management’s reliance on this measure is limited because items excluded from such measures could have a material effect on F5’s earnings and earnings per share calculated in accordance with GAAP. Therefore, F5’s management will use its non-GAAP earnings and earnings per share measures, in conjunction with GAAP earnings and earnings per share measures, to address these limitations when evaluating the performance of the company’s core business. Investors should consider these non-GAAP measures in addition to, and not as a substitute for, financial performance measures in accordance with GAAP.F5 believes that presenting its non-GAAP measures of earnings and earnings per share provides investors with an additional tool for evaluating the performance of the company’s core business and is used by management in its own evaluation of the company’s performance. Investors are encouraged to look at GAAP results as the best measure of financial performance. However, while the GAAP results are more complete, the company provides investors these supplemental measures since, with reconciliation to GAAP, it may provide additional insight into the company’s operational performance and financial results.

# We expect to deliver a **strong Q1 FY2021**

## We have reached an inflection point with our software transition

| | Q1'21 Preliminary Results[1] (as of Jan. 7, 2021) | Q1'21 Guidance (provided Oct. 26, 2020) |
|---|---|---|
| **Total GAAP revenue** | **$623 to $626M** | |
| **Total non-GAAP revenue** | **$623 to $626M** | **$595 to $615M** |
| GAAP software growth | ~68% | |
| Non-GAAP software growth | ~70% | At least 50% |
| GAAP and non-GAAP systems growth | ~5% | |
| GAAP and non-GAAP product revenue growth | ~22% to 23% | |
| GAAP and non-GAAP global services growth | Slightly better than flat | |
| **Non-GAAP EPS** | **Above the top end of prior guidance** | **$2.26 to $2.38** |

(Hatched cells:) No prior guidance provided

F5 will report complete Q1 FY 2021 results on January 26, 2021

[1] F5 is currently working through the accounting close process for the quarter ended December 31, 2020 and therefore an estimate of GAAP earnings, as well as a reconciliation of revenue, net income and earnings per share on a GAAP to non-GAAP basis is not yet available. The company expects to provide this reconciliation for the quarter ended December 31, 2020 with its final results announcement, expected on January 26, 2021.

4 | ©2020 F5

# F5 + Volterra:
## Transaction overview

| | |
|---|---|
| Strategic rationale | • **F5 + Volterra will create the first Edge 2.0 platform for enterprises and service providers**<br>• Enterprise-grade Edge 2.0 will be security-first and app-driven with unlimited scale |
| Transaction consideration | • Approximately $440M in cash<br>• Approximately $60M in deferred consideration & assumed unvested incentive compensation to founders & employees<br>• Financed with balance sheet cash |
| Financial impact | • Accelerates Horizon 2 (FY21 and FY22) revenue growth from 6%-7% CAGR to 7%-8% CAGR<br>• Accelerates long-term revenue growth from 8%-9% to double-digits<br>• No change to non-GAAP operating margins or EPS growth targets for Horizon 2<br>• No change to $1B in share repurchases in FY21-FY22, including $500M ASR in fiscal year 2021 |
| Closing | • Expected to close in calendar Q1 2021<br>• Subject to regulatory approval and customary closing conditions<br>• No further large M&A at least until Volterra is substantially integrated (at least 12-18 months) |

5 | ©2020 F5

**F5**

**18K** enterprise customers globally

**Serve 48 of Fortune 50**

Enable **450 million** apps and websites including **70%** of the largest websites

**$750M+** app security business with best-in-class suite of solutions

Primary application security and fraud defense for leading banks, airlines, federal agencies

**6,000+** employees across **43 countries**

**Volterra**

**First universal** edge-as-a-service platform

**Unlimited scale architecture**

Backed by **leading technology investors** Khosla, Samsung and Microsoft

**50+** enterprise customers, **3 of top 15 Telcos globally**

**125** employees, **>75%** engineers

6 | ©2020 F5

## Immediately additive to near-term performance

- Brings F5's app security as a service to our 18K enterprise customers globally
- Accelerates revenue growth in Horizon 2 and long-term
- No impact to Horizon 2 operating margin or EPS growth targets
- No impact to share repurchase plans
- Maintain 'Rule-of-40' commitment

## Transformative to competitive position in medium term

- Extends app security leadership to the edge, massively expanding reach in fastest growing segment of our $28B TAM
- Substantially enhances competitive position in edge with next-gen Edge 2.0
- Creates a unique PaaS (Platform-as-a-Service) for edge computing

Volterra

7 | ©2020 F5

   Apps run the world  98%  of organizations report that applications are essential or critical to their business.1  Products, services or company names referenced herein may be trademarks of their respective owners with no endorsement or affiliation, express or implied1 Source: State of application Services, F5, 2020

 Apps use multiple networks, public clouds, and edges, but…they are manually stitched together with great pain      CDNs          DATA CENTERS  PUBLIC CLOUD          DEVICES & CLIENTS  EDGES (CLOUD, CDN)      APP LOGIC  APP LOGIC  CONTENT  APP LOGIC    BIG-IP  Traditional apps  Modern apps  DIGITAL EXPERIENCE  END-USER

   For enterprises, closed edge platforms increase the pain of building, running, and securing apps  Which edge do I develop for?  What languages can we maintain?  How do I switch CDNs?  How do I provide effective security?  How do I create consistent security policies across environments?  How do I fix network and region capacity issues?  My cloud announced a security vulnerability, how can my edge mitigate?

# Volterra is the first **universal** edge-as-a-service platform

**Unlimited global edge capacity** combining all public clouds and enterprise data centers

### Public & Private Clouds

| aws | Google Cloud | Microsoft Azure |
|---|---|---|
| **4.5M+ servers** | **2.5M+ servers** | **3.5M+ servers** |
| 25 Regions | 24 Regions | 55 Regions |



### Data Centers

**Customer Data Center** — **∞ servers**, Any Region

### Volterra Network

**21 Edge POPs**, 13 Regions

**Revolutionary multi-cloud technology** created by industry's top experts



**Ankur Singla**
Founder & CEO

**Ankur,** previously CEO of Contrail Systems (#1 mobile networking platform used in Tier 1 telcos), leads a company of >75% senior-level engineers and scientists



**Harshad Nakil**
Co-founder & CTO



**Benjamin Schilz**
VP Infrastructure

Gartner COOL VENDOR 2020

IDC Innovator

**SaaS**
service delivery

**VoltMesh**
transparently delivering networking and security SaaS offerings

**PaaS**
edge computing platform

**VoltStack**
platform services for distributed apps, based on containers and Kubernetes

11 | ©2020 F5

   Volterra offers unprecedented edge capabilities for our customers  We are excited to work with Volterra to architect an unprecedented edge computing environment across our 5G network. Volterra has demonstrated that it solves critical operational challenges within existing telco cloud service offerings, increasing operator efficiency and revenue streams while delivering a cloud-native experience that will drive developer adoption.”Keiichi MakizonoSVP & CIO, SoftBank Corp.  “

 F5 + VolterraThe first Edge 2.0 platform for enterprises and service providers

# Enterprises require a new edge paradigm for their apps

## Edge 1.0

**CDN**

- Specific services run on specialized CDN servers
- Focused on static content
- Commodity security, fragmented from app
- Limited to CDN hardware

1998

Akamai

## Edge "1.5"

**CDN → Closed edge**

- Every service runs on every CDN server
- Custom code per edge
- Commodity security, fragmented from app
- Limited to CDN hardware

2012

CLOUDFLARE fastly

## Edge 2.0

**Open edge**

- Every service runs on *any* server, across all clouds
- Same code everywhere
- Advanced, consistent security from edge to app
- Hardware-independent

2021

f5 + Volterra + Microsoft aws Google

***Public Clouds***

***Think of it like…***



**Cable TV**



**TiVo**



**Streaming**

14 | ©2020 F5

# F5 + Volterra will create the first Edge 2.0 platform, built for enterprises and service providers

## Our Edge 2.0 platform will be:

### Security-first
Industry-leading security instead of commodity security added to a CDN or cloud

### App-driven
Universal, "build once, deploy globally" app delivery; software-defined edge based on industry-standard containers and APIs, removing multi-cloud complexity

### Unlimited scale
Breaks apps out of "CDN jail" of closed edge platforms, running all services on any server, across all clouds and data centers



PUBLIC CLOUD
NGINX
Modern apps
app
APP LOGIC
EDGES (CLOUD, CDN)
app
APP LOGIC
DEVICES & CLIENTS
DIGITAL EXPERIENCE
app
END-USER
DATA CENTERS
BIG-IP
Traditional apps
app
APP LOGIC
CDNs
CONTENT

15 | ©2020 F5

# Our Edge 2.0 platform will be **security-first,** not “good enough” commodity security

## Why security-first?

- **Sophistication of cyberattacks has increased** — not using the best possible security is now a deal-breaker for leading enterprises and service providers
- **Dangerous to decide security posture based on CDN usage**

## F5 + Volterra capabilities

- **World-leading security across all apps**: same advanced security (F5+Shape) that is the primary defense for largest banks, airlines, federal agencies
- **Makes enterprise-grade security easy-to-use**: transparently-deployed SaaS
- **Consistent policy and compliance**: across all clouds, data centers, devices, and edges

| App security features | **Edge 2.0**<br>*F5 + Volterra + Clouds* | **Edge “1.5”**<br>*New CDNs* | **Edge 1.0**<br>*Traditional CDNs* |
|---|---|---|---|
| SaaS security, close to user | ● | ● | ● |
| Multi-cloud security | ● | ◒ | ◒ |
| Multi-CDN security | ● | ○ | ○ |
| Hybrid infrastructure security | ● | ○ | ○ |
| DDoS protection | ● | ● | ● |
| Advanced vulnerability defenses (WAF) | ● | ◒ | ● |
| Bot, fraud & abuse protection | ● | ◒ | ◒ |
| AI defenses with advanced signals | ● | ◒ | ○ |

16 | ©2020 F5

# Our Edge 2.0 platform will be **app-driven,** enabling developers to focus on great digital experiences, instead of fighting their tech stack

## Why app-driven?

- **The edge must serve the needs of the apps,** not the other way around
- **Enterprise edge platforms should minimize effort and errors,** currently caused by manual integration of clouds, edges, security, etc.

## F5 + Volterra capabilities

- **Software-defined edge meeting the needs of the app:** seamlessly connecting across data center, edge, and cloud with API intelligence
- **Enterprise-grade flexibility, features, and automation:** deliver anywhere with common CI/CD tools enabling DevOps acceleration
- **Industry-standard containers at the edge:** build once, deploy globally - Kubernetes platform delivery and services across traditional and modern apps



Apps combine services delivered by a multitude of clouds, edges, CDNs, and data centers into a single digital experience
AT&T 5GE
5:39 PM
86%
Search
Shop your store
Contactless Pick-up
at Redmond
Same Day Delivery
at 98008
Search your shopping list
Weekly deals & catalogs
Invite Club special offers
Search
To Go
Wallet
Cart
Susan
Location service
CLOUD A
EDGE A
CDN A
Cached content
DC A
CDN C
Inventory system service
CLOUD B
EDGE B
CDN B
Wallet service
CLOUD A
EDGE A
CDN A
DC B

17 | ©2020 F5

       Today’s enterprise apps are limited at the edge by their CDN’s server cagesEdge 2.0 will let apps break out of the cage.

# Our Edge 2.0 platform will deliver **unlimited scale,** operating across full capacity of AWS + Azure + GCP + data centers vs. a single CDN

## Why unlimited scale?

- **Confinement to a single hardware network creates app limitations and dangers:** performance is limited by hardware capacity per location and doesn't extend to user edge; no ability for enterprise to remediate urgent security or availability issues with edge

## F5 + Volterra capabilities

- **Every F5 + Volterra service runs on any server:** in any public cloud, data center, or within Volterra-operated network
- **Balance workloads between clouds and data centers automagically:** eliminates switching costs, gives control back to enterprises
- **Compatible with public cloud, 5G, and IoT edges:** superior performance, localization, and security over third-party CDN edge solutions



KEY
Microsoft
aws
Google
Silverline
Volterra

Able to move workloads between clouds, POPs, and data centers, **Edge 2.0 connects enterprise apps to the *User Edge* for the first time**



User Edge
Service Provider Edge
Constrained Device Edge
Microcontroller-based, Highly Distributed in the Physical World
Smart Device Edge
Includes IoT (headless) and End User Client Compute in Accessible Locations
On-Prem Data Center Edge
Server-based Compute in Secure Locations
Last Mile Networks
Access Edge
Server-based Compute at Telco Network and Edge Exchange Sites
Regional Edge
Server-based Compute at Regional Telco and Direct Peering Sites
Internet Edge
Centralized Data Centers
Server-based Compute in Traditional Cloud Data Centers

Source: Linux Foundation Edge, Sharpening the Edge: Overview of the LF Edge Taxonomy and Framework, 2020

19 | ©2020 F5

 Volterra advances F5’s Adaptive Applications vision

 Edge 2.0 advances our Adaptive Applications vision      CDNs          DATA CENTERS  PUBLIC CLOUD          DEVICES & CLIENTS  EDGES (CLOUD, CDN)      APP LOGIC  APP LOGIC  CONTENT  APP LOGIC    BIG-IP  Traditional apps  Modern apps  DIGITAL EXPERIENCE  END-USER                                                CDNs          DATA CENTERS  PUBLIC CLOUD          DEVICES & CLIENTS  EDGES (CLOUD, CDN)      APP LOGIC  APP LOGIC  CONTENT  APP LOGIC    BIG-IP  Traditional apps  Modern apps  DIGITAL EXPERIENCE  END-USER

   CDNs          DATA CENTERS  PUBLIC CLOUD          DEVICES & CLIENTS  EDGES (CLOUD, CDN)      APP LOGIC  APP LOGIC  CONTENT  APP LOGIC    Our Edge 2.0 platform will tie together app delivery of modern and traditional apps through the edge              BIG-IP  Traditional apps  Modern apps      DIGITAL EXPERIENCE  END-USER

           CDNs          DEVICES & CLIENTS  EDGES (CLOUD, CDN)      Our Edge 2.0 platform will transparently deliver security and collect telemetry in every environment through the edge              DIGITAL EXPERIENCE  END-USER                          DATA CENTERS  PUBLIC CLOUD  BIG-IP  Traditional apps  Modern apps  SECURITY +TELEMETRY  SECURITY +TELEMETRY  SECURITY +TELEMETRY  SECURITY +TELEMETRY

   Our Edge 2.0 platform will connect each component of our Adaptive Applications vision               App Security  App Insights  App Delivery  Simplify traditional app delivery for multi-cloud environments  Enable modern app delivery at scale  Secure every app anywhere  Unlock the value of app insights  Traditional apps  Modern apps        BIG-IP   F5 Security  Aspen Mesh  Reach  Role    Automates app distribution across data center, cloud & edge  Accelerates new API-driven app experiences  Extends world-class security to the edge  Provides edge insights, and makes the F5 platform smarter

# We will execute against a deliberate value creation roadmap

| Value creation driver | Value creation actions / impact to F5 |
| --- | --- |
| 1 **Bring F5 security to the edge** | Integrate F5's best-in-class app security into Volterra platform<br>***Impact:*** *Accelerate F5's growth in $5B edge security TAM*[1] |
| 2 **Reach more applications** | Simplify BIG-IP and NGINX deployment via Volterra platform<br>***Impact:*** *Fuel growth of BIG-IP and NGINX cloud-hosted software* |
| 3 **Gain platform benefits** | Accelerate velocity of new SaaS offerings using Volterra platform<br>***Impact:*** *Turbo-charge growth of F5's SaaS revenue* |
| 4 **Reach new edge computing customers** | Enter emerging edge computing opportunities in 5G and IoT<br>***Impact:*** *Grow F5's service provider and IoT businesses* |

**7% to 8%**
Horizon 2 revenue growth

**Double-digit**
long-term revenue growth

[1] FY2023

25 | ©2020 F5

Horizon 2 (FY21-22)  Long-Term Targets (circa 2025)  Total revenue growth  6% to 7% CAGR  8% to 9%  Non-GAAP gross margin  ~85%  Mid-to-upper 80s%  Non-GAAP operating margin  FY21: 31% to 32%FY22: 32% to 34%  Mid 30s%  Non-GAAP EPS / growth  Double-digit growth  Double-digit growth  “Rule of 40” (revenue growth + non-GAAP operating margin)  Achieve in Horizon 2  At a minimum, maintain “Rule of 40”        We are reiterating our commitment to double-digit non-GAAP EPS growth in Horizon 2  6% to 7% CAGR  8% to 9%  7% to 8% CAGR  Double-digit growth  Volterra accelerates our total revenue growth

 Q&A

 Appendix

 F5 is currently working through the accounting close process for the quarter ended December 31, 2020 and therefore an estimate of GAAP earnings, as well as a reconciliation of revenue, net income and earnings per share on a GAAP to non-GAAP basis is not yet available. The company expects to provide this reconciliation for the quarter ended December 31, 2020 with its final results announcement, expected on January 26, 2021.The non-GAAP adjustments, and F5's basis for excluding them from non-GAAP financial measures, are outlined below: Acquisition-related write-downs of assumed deferred revenue. Included in its GAAP financial statements, F5 records acquisition-related write-downs of assumed deferred revenue to fair value, which results in lower recognized revenue over the term of the contract. F5 includes revenue associated with acquisition-related write-downs of assumed deferred revenue in its non-GAAP financial measures as management believes it provides a more accurate depiction of revenue arising from our strategic acquisitions. Stock-based compensation. Stock-based compensation consists of expense for stock options, restricted stock, and employee stock purchases through the company’s Employee Stock Purchase Plan. Although stock-based compensation is an important aspect of the compensation of F5’s employees and executives, management believes it is useful to exclude stock-based compensation expenses to better understand the long-term performance of the company’s core business and to facilitate comparison of the company’s results to those of peer companies.Amortization of purchased intangible assets. Purchased intangible assets are amortized over their estimated useful lives and generally cannot be changed or influenced by management after the acquisition. Management does not believe these charges accurately reflect the performance of the company’s ongoing operations, therefore, they are not considered by management in making operating decisions. However, investors should note that the use of intangible assets contributed to F5’s revenues earned during the periods presented and will contribute to F5’s future period revenues as well. Facility-exit costs. In fiscal year 2019, F5 relocated its headquarters in Seattle, Washington, and recorded charges in connection with this facility exit as well as other non-recurring lease activity. These charges are not representative of ongoing costs to the business and are not expected to recur. As a result, these charges are being excluded to provide investors with a more comparable measure of costs associated with ongoing operations.Acquisition-related charges, net. F5 does not acquire businesses on a predictable cycle and the terms and scope of each transaction can vary significantly and are unique to each transaction. F5 excludes acquisition-related charges from its non-GAAP financial measures to provide a useful comparison of the company’s operating results to prior periods and to its peer companies. Acquisition-related charges consist of planning, execution and integration costs incurred directly as a result of an acquisition. Impairment charges. In fiscal year 2019, F5 recorded impairment of capitalized software development costs reflecting strategy changes in certain product development initiatives. These charges are not representative of ongoing costs to the business and are not expected to recur. As a result, these charges are being excluded to provide investors with a more comparable measure of costs associated with ongoing operationsRestructuring charges. F5 has incurred restructuring charges that are included in its GAAP financial statements, primarily related to workforce reductions and costs associated with exiting facility lease commitments. F5 excludes these items from its non-GAAP financial measures when evaluating its continuing business performance as such items vary significantly based on the magnitude of the restructuring action and do not reflect expected future operating expenses. In addition, these charges do not necessarily provide meaningful insight into the fundamentals of current or past operations of its business.  GAAP to non-GAAP reconciliation